Exhibit 99.1

Hubbell Incorporated Prices Offering of Senior Notes Due 2026

SHELTON, CT (Feb. 23, 2016) — Hubbell Incorporated (NYSE: HUBB) today announced that it has successfully priced an offering of $400 million aggregate principal amount of 3.350% senior notes maturing March 1, 2026.

The offering is expected to close on March 1, 2016, subject to customary closing conditions. Net proceeds from the offering are expected to be used for the repayment of outstanding commercial paper borrowings and general corporate purposes.

J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and HSBC Securities (USA) Inc. acted as joint book-running managers for the offering.

Hubbell has filed a registration statement (including a prospectus) and a related preliminary prospectus supplement with the SEC for the offering to which this press release relates. This registration statement became effective upon filing with the SEC. This press release shall not constitute an offer to sell or an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The offering may be made only by means of a prospectus supplement and the accompanying prospectus. Copies of the prospectus supplement and the accompanying prospectus for the offering may be obtained by contacting J.P. Morgan Securities LLC collect at 212-834-4533, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll free at 800-294-1322 or HSBC Securities (USA) Inc. toll free at 866-811-8049.

About Hubbell

Hubbell is an international manufacturer of quality electrical and electronic products for a broad range of non-residential and residential construction, industrial and utility applications. With 2015 revenues of $3.4 billion, Hubbell operates manufacturing facilities in the United States and around the world.

Forward Looking Statements

This press release includes statements that constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These include statements about our expected capital resources, liquidity, financial performance, pension funding, and results of operations and are based on our reasonable current expectations. In addition, all statements regarding restructuring plans and expected associated costs and benefits, intent to repurchase shares of common stock, and the expected amount of such repurchases, and improvement in operating results, anticipated market conditions and productivity initiatives are forward looking. Forward-looking statements may be identified by the use of words, such as “believe,” “expect,” “anticipate,” “intend,” “depend,” “should,” “plan,” “estimated,” “predict,” “could,” “may,” “subject to,” “continues,” “growing,” “prospective,” “forecast,” “projected,” “purport,” “might,” “if,” “contemplate,” “potential,” “pending,” “target,” “goals,” “scheduled,” “will likely be,” and similar words and phrases. Discussions of strategies, plans or intentions often contain forward-looking statements. Important factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include, but are not limited to, those described in our Securities and Exchange Commission filings, including the “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2015 and other documents on file with the SEC. Any such forward-looking statements are not guarantees of future performances and actual results, developments and business decisions may differ from those contemplated by such forward-looking statements. Hubbell disclaims any duty to update any forward-looking statement, all of which are expressly qualified by the foregoing, other than as required by law.

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Contact:	Jonathon Murphy

Hubbell Incorporated

40 Waterview Drive

P.O Box 1000

Shelton, CT 06484

(475) 882-4000

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